CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Wednesday April 29, 2020


Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ACCR is coming back soon. I certify that our FINRA name change process received the following email on Friday April 24, 2020.

"Mr. Jensen,
The following remains outstanding:
1. Transfer Agent Verification Form (see link below). This document should be filled out, executed, and submitted by your Transfer Agent. TA verification form can be accessed here: Transfer Agent Verification Form
2. Please confirm if a new cusip was assigned. If not, please provide the correspondence from CUSIP stating no new cusip was needed.
Thank you,
FINRA
otccorpactions@finra.org.
(866) 776-0800 (option 1)|Fx. (202) 689-3533"

In addition, my efforts to bring ACCR Current include:

I certify to have had a 15 minute conversation with Nancy Rodriguez at OTC Markets (212) 896 4465 to bring ACCR PINK CURRENT.

Patrick J, Jensen, Director and CFO, is pleased to certify today:

$1,000.00   application fee to OTCQIX for the News Disclosure
                 requirement to go PINK CURRENT
$500.00     MORE CASH to give to our entrusted CASH ATTORNEY,
                Vic Devlaevnick for the AttorneyOpinion  Letter.
$3,500.00  MORE CASH to OTC Markets ---> represents 1/2 fee of their
__________________________________

$5,000.00 needed FEE for PINK CURRENT status on OTC Markets. Again, I...Patrick J, Jensen do certify today:

All ACCR needs is $5,000.00 today to go PINK CURRENT TIER
---> PLEASE SOMEONE HELP US!  We are so close.

NANCY and I had a great conversation....that is all I can say. I just need
$5,000.00 to get ACCR PINK CURRENT tier. I am so close guys...
All I need is a little more money...PLEASE I WILL ACCEPT
DONATIONS!!!

pjensen@myaccess-power.com

GO ACCR!!!!

The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Best,

Patrick J. Jensen
CFO and sole Director for NOW
Access-Power & Co., Inc.
April 29, 2020